EXHIBIT 10.16

                                                                 15,000 Warrants

           Certificate of Warrants to Purchase Shares of Common Stock

                            HARVEY ELECTRONICS, INC.
                         COMMON STOCK PURCHASE WARRANTS

     NEITHER THE WARRANTS REPRESENTED HEREBY NOR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THE WARRANTS HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNTIL A
     REGISTRATION STATEMENT WITH RESPECT THERETO IS DECLARED EFFECTIVE UNDER SUCH ACT OR THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE COMPANY THAT AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT IS AVAILABLE.

                           WARRANT DATED MAY 14, 2001

     THIS CERTIFIES THAT MESA Partners, Inc. (which, together with permitted transferees, is sometimes called the "Holder"), is entitled, upon the exercise of the warrants represented hereby (the "Warrants"), to purchase from Harvey Electronics, Inc., a New York corporation (the "Company"), at the price and during the period hereinafter specified, at one Warrant for one share, up to 15,000 shares of the Company's common stock, $.01 par value (the "Common Stock").

     The Warrants are subject to terms and conditions as follows:

     1. The Warrants shall be exercisable for a period of three (3) years (the "Exercise Period"), commencing on the date hereof and shall expire on May 14, 2004 (the "Expiration Date"), at a purchase price of $3.00 per share (the "Exercise Price"), subject to adjustment in accordance with Section 7. Upon the expiration of the Exercise Period, the Holder shall have no right to purchase any shares of Common Stock underlying the Warrants.

     2. The Warrants represented hereby may be exercised at any time within the Exercise Period above specified, in whole or in part, by (i) the surrender of this Certificate (with the exercise form at the end hereof properly executed) at the principal executive office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company); and (ii) payment to the Company of the Exercise Price then in effect for the number of shares of Common Stock specified in the above-mentioned exercise form together with applicable stock transfer taxes, if any. The Warrants shall be deemed to have been exercised, in whole or in part to the extent specified, immediately prior to the close of business on the date this Certificate is surrendered and payment is made in accordance with the foregoing provisions of this Section 2, and the person or persons in whose name or names the certificates for shares of Common Stock shall be issuable upon such exercise shall become the holder or holders of record of such shares of Common Stock at that time and date. The certificate or certificates for the shares of Common Stock so purchased shall be delivered to such person or persons within a reasonable time, not exceeding ten (10) days, after the Warrants shall have been exercised.

        In the event that the Warrants represented hereby are exercised in part, the Company shall cancel the Certificate upon the surrender thereof and shall execute and deliver a new certificate of like tenor for the balance of the Warrants represented hereby.

        For purposes of the Warrants and pursuant to this Paragraph 2, payment to the Company of the Exercise Price by the Holder may be made by method of a "Cashless Exercise." In the event of a Cashless Exercise, the Holder shall exchange the Warrants for that number of Shares subject to such Cashless Exercise multiplied by a fraction, the numerator of which shall be the difference between the then current market price per share of the Common Stock and the Exercise Price, and the denominator of which shall be the then current market price per share of the Common Stock. For purposes of any computation under this provision, the then current market price per share of the Common Stock on any date (the "Market Price") shall be deemed to be the last sale price of the Common Stock on the business day prior to the date of the Cashless Exercise or, in case no such reported sales take place on such day, the average of the last reported bid and asked prices of the Common Stock on such day, in either case on the principal national securities exchange on which the Common Stock is admitted to trading or listed, or if not listed or admitted to trading on any such exchange, the representative closing bid price of the Common Stock as reported by the National Association of Security Dealers, Inc. Automated Quotations System ("NASDAQ"), or other similar organization if NASDAQ is no longer reporting such information, or, if the Common Stock is not reported on NASDAQ, the high per share bid price for the Common Stock in the over-the-counter market as reported by the National Quotation Bureau or similar organization, or if not then so available, the fair market price of the Common Stock as determined in good faith by the Board of Directors.

     3. Neither the Warrants nor the shares of Common Stock issuable upon exercise hereof have been registered under the 1933 Act nor under any state securities law and shall not be transferred, sold, assigned or hypothecated in violation thereof. If permitted by the foregoing, any such transfer, sale, assignment or hypothecation shall be effected by the Holder surrendering the certificates representing the Warrants or Common Stock to be transferred hereunder for cancellation at the office or agency of the Company referred to in
Section 2 hereof, accompanied by an opinion of counsel satisfactory to the Company and its counsel, stating that such transferee is a permitted transferee under this Section 3 and that such transfer does not violate the Act or such state securities laws.

     4. The Warrants and the shares of Common Stock subject to purchase upon the exercise of the Warrants represented hereby shall not be registered under the Act. Certificates representing the Warrants and the shares shall bear a restrictive legend containing the following language:

     NO SALE, OFFER TO SELL OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE MADE UNLESS A REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, WITH RESPECT TO SUCH TRANSACTION IS THEN IN EFFECT, OR THE ISSUER HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO IT THAT SUCH SALE, OFFER TO SELL OR TRANSFER DOES NOT REQUIRE REGISTRATION UNDER THAT ACT.

     5. The Company covenants and agrees that all shares of Common Stock which may be issued upon exercise of the Warrants will, upon issuance, be duly and validly issued, fully paid and nonassessable. The Company further covenants and agrees that during the Exercise Period, the Company will at all times have authorized and reserved a sufficient number of shares of the Common Stock solely for the purpose of issuance upon the exercise of the Warrants.

     6. The Warrants shall not entitle the Holder to any rights as a shareholder of the Company including, without limitation, voting rights.

     7. The Exercise Price and Exercise Period in effect at any time and the number and kind of securities purchasable upon the exercise of the Warrants shall be subject to adjustment from time to time upon the happening of certain events as follows:

        a. If the Company shall (i) declare a dividend or make a distribution on its outstanding shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect at the time of the effective date or record date, as the case may be, for such sale, dividend or distribution or of the effective date of such subdivision, combination or reclassification shall be adjusted so that it shall equal the price determined by multiplying the Exercise Price by a fraction, the denominator of which shall be the number of shares of Common Stock outstanding after giving effect to such action, and the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such action.

        b. Whenever the Exercise Price payable upon exercise of the Warrants is adjusted pursuant to Section 7a. above, the number of shares of Common Stock purchasable upon exercise of the Warrants shall simultaneously be adjusted by multiplying the number of shares of Common Stock initially issuable upon exercise of the Warrants by the Exercise Price in effect on the date hereof and dividing the product so obtained by the Exercise Price, as adjusted.

        c. Notwithstanding any adjustment in the Exercise Price or the number or kind of shares of Common Stock purchasable upon the exercise of the Warrants, certificates for Warrants issued prior or subsequent to such adjustment may continue to express the same price and number and kind of shares of Common Stock as are initially issuable pursuant to the Warrants.

        d. The Company may, but under no circumstances is obligated to, modify the terms of the Warrants to provide for an earlier commencement of the Exercise Period, or to extend the Exercise Period or to lower the Exercise Price, at any time prior to the expiration of the Warrants.

     8. In case of any consolidation of the Company with, or merger of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger which does not result in any reclassification or change of the outstanding Common Stock), the corporation formed by such consolidation or merger shall execute and deliver to the Holder a supplemental warrant agreement providing that the Holder of the Warrants then outstanding or to be outstanding shall have the right thereafter (until the expiration of such Warrants) to receive, upon exercise of such Warrants, the kind and amount of shares of Common Stock and other securities and property receivable upon such consolidation or merger, by a holder of the number of shares of Common Stock of the Company for which such Warrants might have been exercised immediately prior to such consolidation, merger, sale or transfer. Such supplemental warrant shall provide for adjustments which shall be identical to the adjustments provided in
Section 7 hereof. This Section 8 shall similarly apply to successive consolidations or mergers.

     9. The Company shall not be required to issue certificates representing fractions of shares of Common Stock upon the exercise of the Warrants, nor shall it be required to issue scrip or pay cash in lieu of fractional interests, it being the intent of the parties that all fractional interests shall be eliminated by rounding any fraction up to the nearest whole number of shares of Common Stock or other securities, properties or rights as the case may be.

     10. The Company shall not be obligated to the Holder of the Warrants or shares of Common Stock obtained upon the exercise of the Warrants represented hereby to register the Warrants, the shares of Common Stock obtained upon the exercise of the Warrants or the shares of Common Stock subject to purchase upon the exercise of the Warrants, under the Act, except as set forth in this Section 10.

        (a) (i) Until the Expiration Date, the Company shall, from time to time, advise the Holder by written notice at least 20 days prior to the filing of any registration statement under the Act to register Common Stock of the Company.

            (ii) If the Holder notifies the Company in writing within 10 days after receiving the notice referred to in Section 10(a)(i), the Company shall include in such registration statement the Warrants, shares of Common Stock subject to purchase upon the exercise of the Warrants or the shares of Common Stock obtained upon the exercise of the Warrants, whichever the case may be, and such information as may be required to permit a public offering of the Warrants, shares of Common Stock subject to purchase upon the exercise of the Warrants or the shares of Common Stock obtained upon the exercise of the Warrants. The Company shall use reasonable efforts to qualify the Warrants, shares of Common Stock subject to purchase upon the exercise of the Warrants or shares of Common Stock obtained upon the exercise of the Warrants, for public sale in such states in which the Common Stock being registered in the registration statement are qualified for public sale.

        (b) (i) The Company will use its reasonable efforts to cause any registration statement covering all or any portion of the Warrants, shares of Common Stock subject to purchase upon the exercise of the Warrants or shares of Common Stock obtained upon the exercise of the Warrants to become effective as promptly as possible. The Holder shall cooperate in all respects with the Company in effectuating the foregoing. Following the effective date of any registration statement, the Company shall, upon the request of the Holder of the Warrants or the shares of Common Stock obtained upon the exercise of the Warrants covered by such registration statement and at the Holder's expense, supply such number of registration statement, preliminary prospectus and final prospectus meeting the requirements of the Act and other documents necessary to permit such Holder to make a public distribution of the Warrants or shares of Common Stock obtained upon exercise of the Warrants, covered in such registration statement. The obligations of the Company set forth herein with respect to a Holder's Warrants, shares of Common Stock subject to purchase upon the exercise of the Warrants and shares of Common Stock obtained upon the exercise of the Warrants are expressly conditioned on such Holder's furnishing to the Company such appropriate information concerning the intentions of the Holder and the terms of the Holder's offering of such Warrants or shares and any other information as the Company may reasonably request.

            (ii) The Company shall bear the federal and state registration fees in connection with the inclusion of the Warrants or shares of Common Stock in a registration statement. Notwithstanding the foregoing, the Company shall, however, bear the fees of any legal counsel retained by such Holder, any transfer taxes, underwriting discounts and commissions applicable to such Warrants or shares of Common Stock sold by such Holder pursuant thereto, and the costs of printing preliminary prospectuses, final prospectuses and registration statements requested by such Holder.

        (c) The Company need not include any Warrants or shares of Common Stock owned by the Holder in any registration statement provided for under this
Section 10 if, in the opinion of counsel for the Company, Rule 144 under the Act is available to the Holder for the sale, transfer, pledge, or other disposition of the Warrants or the shares.

     11. The Company shall at all times reserve and keep available out of its authorized shares of Common Stock, such number of shares sufficient for issuance upon the exercise of the Warrants.

     12. If any provision of this Agreement shall be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision of this Agreement.

     13. This Agreement shall be governed by and in accordance with the laws of the State of New York.

     IN WITNESS WHEREOF, HARVEY ELECTRONICS, INC. has caused this Certificate to be signed by its duly authorized officer as of the date set forth on the first page hereof.

                                     HARVEY ELECTRONICS, INC.


                                     By:/s/ Franklin  C. Karp
                                        ----------------------------------------
                                        Franklin C. Karp, President

                                SUBSCRIPTION FORM

To Be Executed by the Registered Holder in Order to Exercise Warrant

     The undersigned Registered Holder hereby irrevocably elects to exercise ______________ Warrants represented by this Warrant Certificate, and to purchase the securities issuable upon the exercise of such Warrants, and requests that certificates for such securities shall be issued in name of

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER


      ---------------------------------------

      ---------------------------------------

      ---------------------------------------
      (please print or type name and address)

and be delivered to:

      ---------------------------------------

      ---------------------------------------

      ---------------------------------------
      (please print or type name and address)

and if such number of Warrants shall not be all the Warrants evidenced by this Warrant Certificate, that a new Warrant Certificate for the balance of such Warrants be registered in the name of, and delivered to, the Registered Holder at the address stated below.

                                                  X
                                                   -----------------------------
Dated: __________________
                                                   -----------------------------

                                                   -----------------------------
                                                              Address

                                                   -----------------------------
                                                   Social Security or Taxpayer
                                                   Identification Number

                                   ASSIGNMENT

To Be Executed by the Registered Holder
in Order to Assign Warrants

     FOR VALUE RECEIVED, ______________________________, hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER

      --------------------------------------

      --------------------------------------

      --------------------------------------
      (please print or type name and address)

__________________________________________________________________     of    the
Warrants represented by this Warrant Certificate, and hereby irrevocably constitutes and appoints

------------------------------------

Attorney to transfer this Warrant on the books of the Company, with full power of substitution in the premises.

Dated: ___________________


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